UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): October 20, 2004

TEXTRON INC.

(Exact name of Registrant as specified in its charter)

Delaware	I-5480	05-0315468
(State of	(Commission File Number.)	(IRS Employer
Incorporation)		Identification Number)

40 Westminster Street, Providence, Rhode Island 02903
(Address of principal executive offices)

Registrant's telephone number, including area code: (401) 421-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

     On October 21, 2004, Textron Inc. ("Textron") issued a press release announcing its financial results for the fiscal quarter ended October 2, 2004. This press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.04     Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

     On October 20, 2004, Textron sent a notice to its directors and executive officers informing them that a blackout period with respect to the Textron Savings Plan will be in effect beginning at 3:00 p.m. Eastern Time on November 24, 2004 and is expected to end on December 3, 2004. Textron provided the notice to its directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR. Textron received the notice required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, on October 20, 2004.

     A copy of the notice is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits
(c)	Exhibits
The following exhibits are filed herewith:

99.1	Press release dated October 21, 2004
99.2	Notice of Blackout Period to Directors and Executive Officers of Textron Inc., dated October 20, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON INC.
(Registrant)

By:	s/Michael D. Cahn
Name:	Michael D. Cahn
Title	Senior Associate General Counsel-Securities and Assistant Secretary

 Dated: October 21, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release dated October 21, 2004
99.2	Notice of Blackout Period to Directors and Executive Officers of Textron Inc., dated October 20, 2004.